ADVISORSHARES TRUST

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF

NYSE Arca Ticker: TTFS

Supplement dated May 26, 2016

to the summary and statutory prospectuses (the “Prospectuses”) and

Statement of Additional Information (“SAI”) dated November 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the AdvisorShares TrimTabs Float Shrink ETF (the “Fund”) and should be read in conjunction with those documents.

Effective July 1, 2016, Wilshire Associates Incorporated (“Wilshire”) will replace TrimTabs Asset Management, LLC as investment sub-adviser to the Fund. In addition, the Fund’s name will change from AdvisorShares TrimTabs Float Shrink ETF to AdvisorShares Wilshire Buyback ETF and the Fund’s strategies will change as described below. Also effective July 1, 2016, the advisory fee paid by the Fund to AdvisorShares Investments, LLC (the “Advisor”), the investment adviser to the Fund, for its advisory services to the Fund will decrease from 0.99% of the Fund’s average daily net assets to 0.90%. The sub-advisory fee to be paid by the Advisor to Wilshire for its sub-advisory services to the Fund will be 0.55% of the Fund’s average daily net assets. Finally, the expense limitation for the Fund will decrease from 0.99% of the Fund’s average daily net assets to 0.90%.

As a result of these changes, effective July 1, 2016, all references in the Prospectuses and SAI to TrimTabs Asset Management, LLC will be deleted and replaced with Wilshire Associates Incorporated, all references to Sub-Advisor will refer to Wilshire, and all references to the TrimTabs Float Shrink ETF will be deleted and replaced with Wilshire Buyback ETF (unless the references relate to information about TrimTabs Asset Management, LLC for the period before July 1, 2016). Certain of the specific revisions to the Fund’s Prospectuses and SAI are set forth below.

PROSPECTUSES

Principal Investment Strategies

The “Principal Investment Strategies” section on page 2 will be replaced with the following:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market as represented by the Russell 3000® Index. The Fund seeks to achieve this goal by investing in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance. Based on extensive historical research, Wilshire Associates Incorporated (the “Sub-Advisor”) designed the following quantitative stock selection rules to make allocation decisions in the Fund’s portfolio.

The Sub-Advisor selects stocks in the Index based on the following criteria:

(i) reduction in outstanding shares

(ii) positive free cash flow generation

(iii) no increase in leverage

The Sub-Advisor uses a proprietary portfolio construction process, whereby each security is weighted according to the company’s “buyback strength signal”, a value between 0-1, which is calculated based on a normalized measure of the reduction rate of outstanding shares relative to all securities in the portfolio.

Portfolio Managers

The “Portfolio Managers” section on page 4 will be replaced with the following:

PORTFOLIO MANAGERS

Name and Title	Length of Service with the Sub-Advisor
Joshua Emanuel, Managing Director	Since 2015
Kai Chen, Senior Associate	Since 2014

STATUTORY PROSPECTUS

Principal Investment Strategies

The “More Information About the Fund’s Principal Investment Strategies” section on page 6 will be replaced with the following:

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. This strategy employs a quantitative security selection process that aims to identify fundamentally-healthy companies with controlled debt levels that are also experiencing a reduction in the number of shares outstanding. Accordingly, the Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio actively in accordance with the Fund’s investment objective and investment policies.

Advisor/Sub-Advisors

The “Investment Sub-Advisor” section under “Management of the Funds” on page 10 will be replaced with the following:

Wilshire Associates Incorporated, located at 1299 Ocean Avenue, Santa Monica, California 90401, serves as investment sub-advisor to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, policies and restrictions. Wilshire Associates Incorporated was established in 1972. As of December 31, 2015, the Sub-Advisor had approximately $12.4 billion in assets under management.

A discussion regarding the basis for the Board’s approval of the Fund’s investment sub-advisory agreement will be available in the Trust’s Annual Report to Shareholders dated June 30, 2016.

Portfolio Managers

The “Portfolio Manager” section under “Management of the Funds” on page 10 will be replaced with the following:

Joshua Emanuel, CFA

Chief Investment Officer and Managing Director, Wilshire Funds Management

Josh Emanuel, a managing director of Wilshire Associates, and chief investment officer for Wilshire Funds Management, joined Wilshire Associates in 2015 and has 15 years of industry experience. In his role as CIO, Mr. Emanuel leads the investment activities of Wilshire Funds Management, including asset allocation, manager research, portfolio management, and investment research. Mr. Emanuel also chairs the Wilshire Funds Management Investment Committee. From 2010 to May 2015, Mr. Emanuel served as chief investment officer of The Elements Financial Group, LLC (TEG), where he developed and managed a variety of outcome-oriented investment strategies and exchange traded funds. Mr. Emanuel also codeveloped an innovative technology solution which provides volatility-based risk profiling, risk budgeting, and compliance services to financial advisors and institutions. Prior to his tenure at TEG, Mr. Emanuel served in several roles at Wilshire from 2004-2010, including head of manager research, head of strategy for Wilshire Funds Management, and co-chairman of the Wilshire Funds Management Investment Committee. Prior to 2004, Mr. Emanuel was responsible for international manager research for Jeffrey Slocum & Associates, Inc. Mr. Emanuel has a BA in Finance from the University of Pittsburgh and holds the Chartered Financial Analyst designation.

Kai Chen, Ph.D.

Senior Associate

Kai Chen is a senior associate of Wilshire Associates and a member of Wilshire Funds Management’s investment research team. Mr. Chen joined Wilshire in 2014, and is primarily responsible for building quantitative asset allocation models and equity-focused security selection models. He also conducts quantitative research in the areas of strategic and tactical market signal detection, alternative investment portfolio construction, smart beta product development, risk premia investing, and customized investment solutions. Mr. Chen earned his bachelor’s degree in mathematics from Zhejiang University in China and his two MS degrees in computer science and mathematical finance from the University of Southern California. Mr. Chen completed his PhD in operations research at the University of Southern California and has successfully completed all three levels of the Chartered Financial Analyst designation.

SAI

Portfolio Managers

The Fund’s “Portfolio Managers” section on page 86 will be replaced with the following:

Wilshire Associates Incorporated - AdvisorShares Wilshire Buyback ETF

Portfolio Manager Compensation. The portfolio managers are compensated directly by the Sub-Advisor and do not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays its portfolio managers a salary plus a discretionary bonus.

Fund Shares Owned by Portfolio Managers. As of April 30, 2016, the portfolio managers did not own any shares of the Fund.

Accounts Managed by the Portfolio Managers. As of April 30, 2016, the portfolio managers are not responsible for the day-to-day management of other accounts.

Proxy Voting

The proxy voting policies and procedures for TrimTabs Asset Management, LLC beginning on page B-53 in Appendix B are deleted in their entirety and replaced with the following:

Wilshire Funds Management

Proxy Voting Policy

Wilshire Funds Management (“WFM”), a division of Wilshire Associates Incorporated, votes proxies for each client that has specifically authorized us to vote them in the investment management contract. These policies and procedures are intended to fulfill WFM’s obligations in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Act”), to vote client securities in the best interest of clients.

I. POLICY

When voting proxies for securities directly held by a client, WFM will attempt to consider all factors reasonably believed to be relevant which could affect the value of the investments and will vote proxies in the manner that it believes is consistent with efforts to maximize shareholder value.

Attached to this policy as Appendix A are Proxy Voting Guidelines (“Guidelines”) that WFM will use when voting proxies. The Guidelines seek to ensure WFM fulfills its duty of care and loyalty to clients when voting proxies.

1. Duty of Care. WFM’s proxy policy mandates the monitoring of corporate events and the voting of client proxies. However, there may be occasions when WFM determines that not voting a proxy may be in the best interests of its clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed WFM not to vote proxies or direct WFM to vote proxies in a certain manner. WFM will maintain written instructions from clients with respect to directed proxy votes.

2. Duty of Loyalty. WFM will ensure proxy votes are cast in a manner consistent with the best interests of the client. WFM will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that WFM’s voting decisions are based on the best interests of clients and are not a product of the conflict.

a. Identify Potential Conflicts of Interest. Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting WFM or Wilshire Associates Incorporated.

b. Determine which Conflicts are Material. A “material” conflict is one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an adviser’s annual revenue.

c. Establish Procedures to Address Material Conflicts. WFM has established multiple methods to address voting items it has identified as those in which it may have a material conflict of interest.

i. Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy.

ii. Refer the proposal to the client and obtain the client’s instruction on how to vote.

iii. Disclose the conflict to the client and obtain the client’s consent to WFM’s vote.

3. WFM may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.

II. DOCUMENTATION

WFM shall maintain the following types of records relating to proxy voting:

1. Wilshire Funds Management Proxy Voting Policy and all amendments thereto.

2. Proxy statements received for client securities. WFM may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that WFM has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.

3. Records of votes cast on behalf of clients.

4. Any document prepared by WFM that is material to making a proxy voting decision or that memorialized the basis for that decision.

Such records shall be maintained for the period of time specified in Rule 204-2 of the Act. To the extent that WFM is authorized to vote proxies for a United States Registered Investment Company, WFM shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

Wilshire Funds Management Proxy Voting Policy

Appendix A

Proxy Voting Guidelines

The following guidelines, which may be amended from time to time, will be used when deciding how to vote proxies on behalf of clients. These guidelines may be superseded in accordance with WFM’s duty to act in the best interest of the client.

A. Election of Directors

a. We generally vote for all director nominees, except in situations where there is a potential conflict of interest, including but not limited to the nomination of a director who also serves on the compensation committee, audit committee or other relevant committee of the company’s board.

B. Auditors

a. Ratifying Auditors – we generally vote in favor for such proposals, unless the auditor is affiliated or has a financial interest in the company.

b. Financial Statements & Auditor Reports – we generally vote in favor of approving financial and auditor reports.

c. Compensation – we generally vote in favor for such proposals.

d. Indemnification – we vote against indemnification of auditors.

C. Executive & Director Compensation

a. We generally vote in favor for such proposals.

D. Miscellaneous and Non-Routine matters

a. We vote miscellaneous proposals on a case-by-case basis, in the best interest of shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.